Exhibit 10.3
                                                                    ------------

                               SECURITY AGREEMENT
                               ------------------

THIS SECURITY AGREEMENT (this "Agreement") made as of the 22nd day of May 2003, between MACNAB LLC ("Secured Party") and HOMECOM COMMUNICATIONS, INC. ("Payor").

1.   Definitions of Terms Used Herein.

     a. Any Terms not defined herein shall be accorded the same meaning designated by that certain Promissory Note entered into by the parties as of the date hereof.

     b. "Liability" or "liabilities" includes all liabilities (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that may be hereafter contracted or acquired, of Payor to Secured Party.

     c. "Proceeds" means whatever is received when Collateral is sold, exchanged, leased, collected or otherwise disposed of and includes the account arising when the right to payment is earned under a contract.

     d. "Security Interest" means a lien or other interest in Collateral that secures payment of a liability or performance of an obligation.

     e. "Collateral" means the following described property in which Secured Party has a security interest:

          (i) any and all cash, accounts receivable and Proceeds derived therefrom other than that reserved for assignment to Tulix Systems, Inc. pursuant to that certain Asset Purchase Agreement by and between the Company and Tulix Systems, Inc dated on or about March 2003 (the "APA");

          (ii) any and all notes receivable from Tulix Systems, Inc. pursuant to the APA.

2. Security Interest. Payor hereby grants to Secured Party a Security Interest in the Collateral. Payor is the sole lawful owner of the Collateral and the Security Interest granted to Secured Party hereunder shall encumber the Collateral and shall constitute a first priority security interest in and to the Collateral.

3. Use of Collateral. Payor shall in no way further encumber, pledge, or create any additional liens in the Collateral in any manner whatsoever without the written consent of Secured Party.

4.   [Intentionally Left Blank]

5. Default. Upon the occurrence of an Event of Default (as defined in the Secured Promissory Note of even date between the parties) or a breach of any undertaking of or conditions to be performed by Payor, all liabilities shall become immediately due and payable.


6.   General Agreements.

     a. Payor agrees to pay the costs of filing financing statements and of conducting searches in connection with this Agreement.

     b.   [Intentionally Left Blank]

     c.   [Intentionally Left Blank]

     d. At its option, Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral, and Payor agrees to reimburse Secured Party on demand for any payment made or any expense incurred by Secured Party pursuant to the foregoing authorization, including counsel fees and disbursements incurred or expended by Secured Party in connection with this Agreement.

     e. Payer agrees to not unreasonably withhold signature on any financing statement and any amendments thereto, nor on any assignment of any intangible necessary to perfect a security interest in the Collateral. Payor hereby authorizes Secured Party to file the financing statement and any amendments thereto without the signature of Payor. Such authorization is limited to the security interest granted by this Agreement.

     f. Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Payor unless such waiver is in writing and signed by Secured Party. No delay or omission on the part of Secured Party in exercising any right shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion. All of the rights and remedies of Secured Party, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singly or concurrently.

7. Execution by Holder. This Agreement shall take effect immediately upon execution by Payor, and the execution hereof by Secured Party shall not be required as a condition to the effectiveness of this Agreement. The provision for execution of this Agreement by Secured Party is only for purposes of filing this Agreement as a Security Agreement under the Uniform Commercial Code, if execution hereof by Secured Party is required for purposes of such filing.

     8. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal or state courts whose districts encompass any part of the City of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. Each of the parties hereby knowingly and voluntarily waives the right to a trial by jury in connection with any dispute, claim, proceeding or action of any nature whatsoever, in law or equity, arising out of or in any way relating to this Agreement.



IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by duly authorized officers of the Payor.



                                             MACNAB LLC

                                             By:  /s/
                                                -------------------------------
                                             Name:
                                             Title:


                                             HOMECOM COMMUNICATIONS, INC.



                                             By:  /s/ Michael Sheppard
                                                -------------------------------
                                             Name:    Michael Sheppard
                                             Title:   Vice President, Licensed
                                                      Technology Division